UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 20, 2018

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

IBM senior executives will be meeting with investors and securities analysts over the next day, and are prepared to reiterate the 2018 operating (non-GAAP) earnings per share expectations provided in IBM’s fourth quarter 2017 earnings webcast on January 18, 2018, and the company’s 2017 Form 10-K filed with the SEC on February 27, 2018.

The company continues to expect operating EPS to be at least $13.80 for the full year 2018, and expects to deliver between 17% and 18% of the full year expectation in the first quarter.  This includes a discrete tax benefit in the first quarter, and the company expects to take actions resulting in pre-tax charges that will offset some portion of the benefit.  This net benefit is reflected in the first quarter skew expectation.   All of this is consistent with the expectations discussed with investors in January.

The company is planning to report its first quarter 2018 earnings results on April 17, 2018.

The information in this Item 7.01 is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Presentation of Information

In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain a non-GAAP financial measure on a continuing operations basis, i.e., operating earnings per share. The rationale for management’s use of this non-GAAP information is included on pages 26 and 27 of the company’s 2017 Annual Report, which is Exhibit 13 to the Form 10-K filed with the SEC on February 27, 2018. For reconciliation of this non-GAAP financial measure to GAAP, please refer to page 30 of the company’s 2017 Annual Report.

Forward-Looking Statements

Certain statements contained in this Form 8-K may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the company’s filings with the U.S. Securities and Exchange Commission (SEC). Copies are available from the SEC or from the IBM web site (www.ibm.com).

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2018

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller